UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-51262	20-0068852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On September 22, 2011, Wells Real Estate Investment Trust II, Inc. (or, the “Company”) included a letter to stockholders with the third-quarter 2011 stockholder distribution statement mailing, which provides an update on the Company’s portfolio and financial position, and discusses the methodology that the Company intends to use to determine an estimated value per-share of Wells REIT II’s common stock in the fourth quarter of 2011. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number    Description
99.1            Supplemental document entitled “Stockholder Letter Accompanying 3rd Quarter of 2011 Distribution Statement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: September 23, 2011	By:	/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Executive Vice President